Fees Summary	Sep. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 29,734,470.00
Previously Paid Amount	0.00
Total Fee Amount	4,552.35
Total Offset Amount	0.00
Net Fee	$ 4,552.35